Exhibit 99.1

 Investor Presentation  May 2023

 Disclaimer  2  Forward Looking Statements  This presentation contains forward-looking statements, which involve numerous risks and uncertainties. Included are statements relating to opening of new clinics, availability of personnel and reimbursement environment. The forward-looking statements are based on the Company’s current views and assumptions and the Company’s actual results could differ materially from those anticipated as a result of certain risks, uncertainties, and factors, which include, but are not limited to: general economic, business, and regulatory conditions; public health crises and epidemics/pandemics, such as the novel strain of COVID-19; competition; reimbursement conditions; federal and state regulation; acquisitions; clinic closures, availability, terms, and use of capital; availability and cost of skilled physical and occupational therapists; and weather. See Risk Factors in Item 1A of our Annual Report on Form 10- K for the year ended December 31, 2022, filed with the SEC on February 28, 2023.  Non-GAAP Financial Measures  This Presentation includes certain measures (“non-GAAP financial measures”) which are not presented in accordance with generally accepted accounting principles in the United States of America (“GAAP”), such as Operating results, Basic and diluted operating results per share and Adjusted EBITDA. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing our financial results. Therefore, these measures should not be considered in isolation or as an alternative to GAAP measures. Our presentation of these measures may not be comparable to similarly titled measures used by other companies. Management believes that such measures are commonly reported by issuers and widely used by investors as indicators of a company’s operating performance. All non-GAAP financial measures contained herein should be considered only as a supplement to, and not as a superior measure to, financial measures prepared in accordance with GAAP.

 Investment Highlights  Leading Physical Therapy Company  As of March 31, 2023, operated 647 outpatient physical and occupational therapy clinics across 40 states  One of the largest PT clinic owner/operator platforms  Growing Industrial Injury Prevention business  One of two publicly-traded, pure play providers  Attractive Market Dynamics  US rehab market > $30B in annual revenue  Highly fragmented; No company with >10% market share  Attractive continued consolidation dynamics  Favorable demographics – aging and active population  Proven Business Model  Partner with experienced physical therapists  Driven by organic growth and acquisitions  Approximately one-half of clinics were de novo start-ups  Solid Financial Position  Strong cash flow and balance sheet  Diversified payor mix  Consistent dividend  2

 Expanding National Footprint of Physical Therapy Clinics  WA  11  OR  32  MT  2  ID  17  WY  7  NV  4  AK  4  AZ  20  ND  2  IA  2  WI  7  MN  6  SD  1  KS  10  MO  19  OK  6  TX  86  AR  5  LA  11  MS  2  AL  12  TN  81  OH  7  IN  8  MI  50  PA  29  WV  5  MA  2  CT  16  VA  47  NJ  11  DE 9 MD 28  NC  1  SC  15  GA  22  FL  37  ME  8  VT  1  HI  4  2  Added 93 clinics in last two years  647 Clinics in 40 States as of March 31, 2023

 Large and Growing Market Opportunity  $30B+ U.S. rehab market with projected growth  Favorable demographics – physically active, aging and obese population segments  Untapped market potential  ~50% of Americans over 18 years old develop a musculoskeletal injury that lasts more than 3 months  Within this group, only 10% use outpatient physical therapy services (1)  Healthcare delivery shifting towards lower cost, high quality outpatient providers  Challenging operating environment for small physical therapy practice owners  5  Source: “Industry Trends in M&A and Total Addressable Market Study” (Bain & Company, WebPT)

 Setting for Physical Therapy Care  Orthopedic rehab is the primary driver of physical therapy services, representing approximately 60% of visits  Within physical therapy, outpatient clinics are the leading setting for care  Outpatient Clinics  5  Source: “Industry Trends in M&A and Total Addressable Market Study” (Bain & Company, WebPT)  Hospitals; State, Local, and Private  Home Health Total  Offices of Physicians  Other

# Payors See Significant ROI for Physical Therapy

| With PT | Without PT |
|---|---|
| Hip replacement surgery ($56,000) | **Hip replacement surgery** ($56,000) |
| Inpatient care ($15,000) | **Inpatient care** ($15,000) |
| Outpatient Physical Therapy Clinic | **Home** |
| Full Recovery | **Full Recovery** |
| Total Treatment Cost ~$79K | **Total Treatment Cost** ~$85K |
| Readmission Rate of 10% | Readmission Rate of 20% |

**Average overall savings of ~$6k with significantly lower readmission rate**

*Source: "Industry Trends in M&A and Total Addressable Market Study" (Bain & Company, WebPT)*

7

 Competitive Landscape  8  Source: “Industry Trends in M&A and Total Addressable Market Study” (Bain & Company, WebPT)  Clinic counts as of December 31, 2022.  1,900+  Clinics(2)  900+  Clinics(2)  647  Clinics(3)  Highly fragmented U.S. outpatient rehab market with 37,000+ clinics (1)  USPh is one of the largest owner/operator of PT clinics  No company with >10% market share  USPh is well-positioned to capitalize in a more challenged macro environment  (3) Clinic counts as of March 31, 2023.

 Growth Strategy  Drive organic growth through de novo PT/OT clinic openings, utilize true partnership model  Maximize profits of existing facilities by growing patient volume, improving  pricing, increasing efficiencies and adding programs and services  Augment organic growth through strategic acquisitions  1  2  3  12

 Focused Business Model  Specialize in trauma, sports, work-related and pre- and post-surgical cases  Partner with experienced physical therapists  Drive volume via referrals  Augment sales with marketing reps  Organic growth includes lower cost de novo start up clinics  Strategic acquisitions structured as partnerships to create strong alignment of interests:  Significant ownership retained by founders (~20% to 40%)  Maintain established local brand  Monthly distributions of cash generated based on ownership percentages  Agree to purchase remaining interest of partners on back end at same EBITDA multiple as the original purchase  12

 USPh Partnership Advantages  Accounting  HR  Real Estate  Construction  Purchasing  Marketing  Compliance  Legal  IT  Capital and Resources to Enhance Development Rate  Less Personal Financial Risk  Aligned Practice Incentives  Unlimited Earnings Potential  Enhanced Benefits Package  Business Intelligence and Collaborative Guidance  12

 Acquisition Strategy  Completed 47 acquisitions since 2005 ranging in size from 3 to 52 clinics  Acquisitions include five industrial injury prevention services businesses  Seeking & evaluating M&A transactions is part of USPh’s DNA  Acquisition criteria:  Owner therapists continue to operate  clinics and retain significant equity interest  Immediately accretive to earnings Further de novo growth opportunities Values Alignment  12

New Clinics / Brands Since January 2022

From 1/1/2022 – 3/31/2023



excel physical therapy
2
ARC Physical Therapy+
4
Agape
2
14
INTEGRATED REHABILITATION SERVICES
PLYMOUTH PHYSICAL THERAPY SPECIALISTS
MADDEN & GILBERT PHYSICAL THERAPY
7
ELITE SPINE SPORTS
Premier
6
SUMMIT PHYSICAL THERAPY
REHAB ASSOCIATES OF CENTRAL VIRGINIA
6
S★T★A★R PHYSICAL THERAPY
ADVANCE REHABILITATION
15
P4 PHYSICAL THERAPY
Wright PHYSICAL THERAPY JOINT • SPINE • SPORT
CUSTOM PHYSICAL THERAPY
DESERT HAND AND PHYSICAL THERAPY
Momentum PHYSICAL THERAPY
MISSION
GREEN OAKS PHYSICAL THERAPY
ACHIEVE
STAR PHYSICAL THERAPY SERVICES
2
PEAK PERFORMANCE
Ability Rehabilitation
WA
OR
ID
MT
WY
NV
AZ
AK
HI
ND
SD
MN
WI
IA
KS
MO
MI
IN
OH
PA
NJ
MD
DE
WV
VA
NC
SC
TN
OK
AR
TX
LA
MS
AL
GA
FL
ME
VT
MA
CT

56 clinics added since January 1, 2022

13

 Scale Advantages Create a Robust Business Case for Consolidation  14 Source: “Industry Trends in M&A and Total Addressable Market Study” (Bain & Company, WebPT)     Efficiency  More efficient, patient- centric care model -- including clinic, home and telehealth options  Compliance  Enhanced compliance  capabilities  Payor Networks  Increased likelihood of selection for payor networks  Scale is cited as a core criterion by specialty network managers and payors.  Some limited leverage in negotiations with payors for reimbursement  Referrals  Higher likelihood of referrer activity and advocacy  Centralization  Centralized infrastructure to limit costs and improve operational efficiencies  Awareness  Increased patient awareness and high brand recognition  Increasingly difficult environment for smaller clinics given increasing compliance, regulatory and payor complexities and challenging macroeconomic conditions

 Revenue Mix by Segment and Payor Type  15  48%  4%  33%  9%  6%  Physical Therapy Revenue Mix by Payor Type Quarter Ended March 31, 2023  Private Insurance & Managed Care Medicaid  Medicare Workers Comp Other  13%  87%  Revenue Mix by Segment Type Quarter Ended March 31, 2023  Physical Therapy Operations Industrial Injury Prevention

 USPh Physical Therapy Growth Drivers  431  472  489  508  540  591  578 583  554  591  640  647  700  600  500  400  300  200  100  0  2,314  2,441  2,819  3,080  3,317  3,705  3,958  4,092  3,533  4,220  4,483  4,647  2,000  1,000  0  3,000  4,000  5,000  12  13  14  15  16  17  18  19  20  21  22  21.7 21.5 22.9  24.1  25  25.9 26.6  27.6 24.6 29.1 28.7 29.8  35  30  25  20  15  10  5  0  12 13 14 15 16 17 18 19 20 21 22 1Q23 12 13 14  15 16 17 18 19 20 21 22 1Q23  16 (1) In 2019, the Company sold interest in a partnership, which operated 30 clinics. In 2020, the Company sold 14 previously closed clinics and closed 34 clinics.  (2) Represents TTM 1Q23 number of visits.  Number of Clinics (1) Daily Patient Visits Per Clinic  Number of Visits (in thousands)  Both prior to and post COVID-19, each driver has shown robust growth  2012-1Q23: CAGR +4.0%  2012-1Q23: CAGR +3.1%  2012-1Q23: CAGR +7.0%  1Q23(2)

 Daily Volumes Progression  17  First Quarter 2023 average daily visits per clinic were a record-high for a first quarter in the Company’s history; the previous high was 27.9 in First Quarter 2022  First Quarter 2023 average visits were the second highest for a quarter in the Company’s history, in what is typically the lowest volume quarter of the year  March 2023 average visits were 30.7, the highest volume month in the Company’s history  26.2  18.9  25.8  27.7  27.1  30.0  29.5  29.8  27.9  29.5  28.8  29.1  29.8  20  25  30  35  15  10  5  0  1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23  COVID  Trough  Average Visits per Clinic per Day

 Physical Therapy Operations  18  22.7%  23.6%  23.1%  23.8%  20.2%  12.0%  14.0%  16.0%  18.0%  20.0%  22.0%  24.0%  26.0%  Note: Excludes management contracts.  Annual Gross Margin Percentage  20.0%  22.0%  18.7%  20.0%  21.0%  14.0%  16.0%  18.0%  20.0%  22.0%  24.0%  26.0%  12.0%  2018 2019 2020 2021 2022 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023  Quarterly margin has increased each quarter since inflation effects began in 3Q22  Quarterly Gross Margin Percentage

 Today  Services performed onsite at  >600  client locations  Industrial Injury Prevention  19  Industrial Injury Prevention services include industrial sports medicine and injury prevention; post offer testing; ergonomic services; occupational health and medical services; specialized solutions  March 2017  2020  13.0%  of Total Revenue(3)  Since USPh’s initial entry into the Industrial Injury Prevention services space, the business has grown both organically and through additional acquisitions  % of Revenue full year 2018.  % of Revenue full year 2020.  Revenue as of Q1 ending March 31, 2023.  5.6%  of Total Revenue(1)  9.3%  of Total Revenue(2)  Initial Acquisition  into the Industrial Injury Prevention services space  2018

 Industrial Injury Prevention  20  13.3%  20.4%  22.4%  25.7%  24.4%  20.7%  0.0%  5.0%  10.0%  15.0%  20.0%  25.0%  30.0%  2017  2018  2019  2020  2021  2022  $4.9  $25.5  $37.5  $39.2  $43.9  $77.1  $0.0  $10.0  $20.0  $30.0  $40.0  $50.0  $60.0  $70.0  $80.0  $90.0  2017  2018  2019  2020  2021  2022  Note: 2022 includes November 2021 acquisition with $26.7 million in revenue at a margin of 16.0%.  Revenue ($ in millions)  Margin Percentage (%)

# Strong Cash Flow and Balance Sheet

**Adjusted EBITDA[(1)] ($ in millions)**



Highest Q1 Adj. EBITDA in Company History
~6% Growth Even with Year Over Year Inflation Effects
$17.5
$18.5
1Q22
1Q23
Adj EBITDA

**Liquidity ($ in millions) (as of 3/31/23)**



$169.6
$137.0
$32.6
Liquidity
Cash
Revolver Capacity

**Strong Adjusted EBITDA and operating results fund de novo clinics (new clinic development), while acquisitions are funded through both free cash flow and use of the Company's revolving credit facility**

21

*(1) Adjusted EBITDA, a non-GAAP measure, is defined as net income attributable to USPH shareholders before interest income, interest expense, taxes, depreciation, amortization, change in fair value of contingent earn-out consideration, Relief Funds, changes in revaluation of put-right liability, equity-based awards compensation expense, and related portions for non-controlling interests. Management believes reporting Adjusted EBITDA is useful information for investors in comparing the Company's period-to-period results as well as comparing with similar businesses which report adjusted EBITDA as defined by their company.*

Strong Return to Shareholders  $12.21  $114.10  $0.00  $20.00  $40.00  $60.00  $80.00  $100.00  $120.00  *  CEO joined Company in Fall of 2003  Total Cumulative Return through May 5, 2023 including dividends is  $111.84  Cumulative Total Shareholder Return Percentage is 916.0%  Average Annual Total Shareholder Return is 46.8%  Market Cap Increase during time period is from $154.7 million to  $1.5 billion or by $1.3 billion, or 863.4%  USPh Share Price (9/30/2003 – 5/5/2023)  Strong & Consistent Dividend Increased Annually  1  Dividend Increased From  $0.41 per Share to  $0.43 per Share in  Q1 2023  2  Dividends do not limit de novo or inorganic growth  3  USPh Dividend Highlights  22 * - Chris Reading joined USPh in Q4 2003.

 Executive Management  Joined USPh as CFO in November 2020  Previously served as CFO for Capital Senior Living Corporation (NYSE:CSU) and Belo Corp. (NYSE: BLC)  BBA & MBA  Carey Hendrickson  Chief Financial  Officer  Joined USPh in March 2018  Previously President & Chief Executive Officer of Baptist Health System in San Antonio, TX. Managed six hospitals with a $1.32B annual operating budget  BS Physical Therapy & MBA  Graham Reeve  Chief Operating Officer – West Region  Joined USPh in July 2021  Served since August 2018 as President and Chief Operating Officer for Omni Ophthalmic Management Consultants (OOMC), an ophthalmology management services organization  Previously served in the roles of Chief Operating Officer and then Chief Executive Officer of Drayer Physical Therapy Institute, LLC, an outpatient physical therapy provider with a network of over 150 clinics in 14 states  BA in Materials and Logistics Management  Eric Williams  Chief Operating Officer – East Region  Joined USPh in May 2011 as VP, General Counsel and Secretary and served in that role until March 17, 2022  Previously served as VP, General Counsel and Secretary for Physiotherapy Associates, Inc. (and its predecessor, Benchmark Medical, Inc.), a national provider of outpatient physical therapy services. From 1997 through 2000, served as Assistant General Counsel and then General Counsel of NovaCare, Inc., a national provider of rehabilitation services.  Law degree from The Columbus School of Law at The Catholic University of America and Bachelor of Science degree in Business Administration from the University of Delaware in 1983  Rick Binstein  Executive VP & General Counsel  Joined USPh as COO in November 2003  Promoted to CEO and Board in November 2004  Previously Senior Vice President of Operations with HealthSouth, managed over 200 facilities including OP, ASC, DX Imaging and rehab hospital operations  BS Physical Therapy  Chris Reading  Chief Executive Officer  23

 Summary  Significant scale with national footprint  Large and growing market / favorable demographics  Proven business model, driven by organic growth and acquisitions  Strong cash flow and balance sheet  Publicly-traded, pure play operator of rehab clinics  Attractive Dividend Yield  23

 APPENDIX

 First Quarter 2023 and 2022 Results  26  First Quarter Ended March 31,  2023  2022  (in thousands, except per share data)  Net Revenue  $ 148,509  $ 131,704  Gross profit  30,857  26,588  Operating income  16,998  15,032  GAAP Net income  11,427  11,982  Net Income attributable to USPH shareholders  7,410  8,799  Earnings per share attributable to USPH shareholders  0.58  0.67  Non-GAAP Operating results (1)  7,718  8,350  Non-GAAP Operating results per share (1)  0.59  0.65  Non-GAAP Adjusted EBITDA (2)  18,478  17,495  Operating Results, a non-GAAP measure, equals net income attributable to USPH diluted shareholders per the consolidated statements of income, less a change in revaluation of the put- right liability, Relief Funds, changes in fair value of contingent earnout consideration, and any allocations to non-controlling interests, all net of taxes. Operating Results per diluted share also exclude the impact of the revaluation of redeemable non-controlling interest and the associated tax impact.  See slide titled “Strong Cash Flow and Balance Sheet” for the definition of Adjusted EBITDA.

 Segment Information – First Quarter 2023 and 2022 Results  First Quarter Ended March 31,  2023  2022  (in thousands, except percentages)  Gross profit  $ 30,857  $ 26,588  PT Gross profit  $ 26,759  $ 22,041  PT Gross margin %  21.0%  20.0%  Industrial injury prevention gross profit  $ 3,768  $ 4,152  Industrial injury prevention gross margin %  19.5%  21.8%  Operating income  $ 16,998  $ 15,032  Operating income margin %  11.4%  11.4%  27

 Reconciliation of Non-GAAP Financial Measures – Operating Results  Earnings per share  Computation of earnings per share - USPH shareholders:  Operating Results  Three Months Ended March 31, 2023 2022  Net income attributable to USPH shareholders  Charges to retained earnings:  $ 7,410  $ 8,799  Revaluation of redeemable non-controlling interest  119  (153)  Tax effect at statutory rate (federal and state)   (30)   39    $ 7,499    $ 8,685   Earnings per share (basic and diluted)   $ 0.58    $ 0.67   27  Net income attributable to USPH shareholders $ 7,410 $ 8,799  Adjustments:  Change in fair value of contingent earn-out consideration  698  -  Change in revaluation of put-right liability  149  (603)  Allocation to non-controlling interests  33  -  Relief Funds  (467)  -  Tax effect at statutory rate (federal and state)   (105)   154   Operating Results (a non-GAAP measure)   $ 7,718    $ 8,350   Basic and diluted Operating Results per share (a non-GAAP measure)   $ 0.59    $ 0.65   Shares used in computation - basic and diluted   13,025    12,937

 Reconciliation of Non-GAAP Financial Measures – Adjusted EBITDA  27  2023  2022  Adjusted EBITDA   Net income attributable to USPH shareholders  $  7,410  $  8,799  Adjustments:  Depreciation and amortization  3,788  3,824  Change in fair value of contingent earn-out consideration  698  -  Interest income  (64)  (46)  Relief Funds  (467)  -  Change in revaluation of put-right liability  149  (603)  Interest expense - debt and other, net  2,560  540  Provision for income taxes  2,969  3,498  Equity-based awards compensation expense  1,806  1,846  Allocation to non-controlling interests   (371)   (363)  Adjusted EBITDA (a non-GAAP measure)   $ 18,478    $ 17,495   Three Months Ended March 31,

 Thank you  27